--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  FUNDS, INC.
                             LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

          STYLE PURE SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2002



                               [LOGO] Smith Barney
                                      Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]

Steven Craige
Giri Bogavelli





   STEVEN J. CRAIGE
   GIRI BOGAVELLI
   PORTFOLIO MANAGERS



   [GRAPHIC] Style Pure Series

 Semi-Annual Report . June 30, 2002

 SMITH BARNEY
 LARGE CAP VALUE FUND

      STEVEN J. CRAIGE

      Steven J. Craige, CFA, has more than 17 years of securities business experience. Mr. Craige is co-manager of the Fund and assumed responsibility for its day to day management on May 17, 2001. He holds a BA in Economics from the University of Vermont.

      GIRI BOGAVELLI

      Giri Bogavelli, CFA, has more than 13 years of securities business experience. Mr. Bogavelli is co-manager of the Fund and assumed responsibility for its day to day management on May 17, 2001. He holds a BA from St. Stephen's College in Delhi, India and an MA from Columbia University.

      FUND OBJECTIVE

      The Fund seeks long-term growth of capital with current income by employing a disciplined stock selection process for undervalued stocks of established, well recognized but temporarily out of favor companies.

      FUND FACTS

      FUND INCEPTION*
      -----------------
      May 18, 1967

      MANAGER TENURE
      -----------------
      4 Years (Steven J. Craige)
      2 Years (Giri Bogavelli)

      MANAGERS' INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      17 Years (Steven J. Craige)
      13 Years (Giri Bogavelli)

SYMBOLS   CLASS A CLASS B CLASS L
---------------------------------
NASDAQ     SBCIX   SBCCX   SBGCX
---------------------------------
INCEPTION 5/18/67 11/7/94 12/2/92
---------------------------------

       *On February 26, 1972, an affiliate of Salomon Smith Barney assumed management of the Smith Barney Large Cap Value Fund.




Average Annual Total Returns as of June 30, 2002*

                                    Without Sales Charges/(1)/
                                    Class A  Class B  Class L
                  --------------------------------------------
                  Six-Month+        (13.29)% (13.69)% (13.66)%
                  --------------------------------------------
                  One-Year          (18.31)  (19.02)  (19.03)
                  --------------------------------------------
                  Five-Year           1.74     0.92     0.94
                  --------------------------------------------
                  Ten-Year            8.74      N/A      N/A
                  --------------------------------------------
                  Since Inception++  10.19     8.48     7.97
                  --------------------------------------------

                                     With Sales Charges/(2)/
                                    Class A  Class B  Class L
                  --------------------------------------------
                  Six-Month+        (17.60)% (18.00)% (15.38)%
                  --------------------------------------------
                  One-Year          (22.39)  (23.06)  (20.63)
                  --------------------------------------------
                  Five-Year           0.70     0.77     0.73
                  --------------------------------------------
                  Ten-Year            8.19      N/A      N/A
                  --------------------------------------------
                  Since Inception++  10.03     8.48     7.85
                  --------------------------------------------


/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are May 18, 1967, November 7,
   1994 and December 2, 1992, respectively.




What's Inside
Your Investment in the Smith Barney
  Large Cap Value Fund......................................................1
Letter to Our Shareholders..................................................2
Fund at a Glance............................................................4
Historical Performance......................................................5
Growth of $10,000...........................................................8
Schedule of Investments.....................................................9
Statement of Assets and Liabilities........................................12
Statement of Operations....................................................13
Statements of Changes in Net Assets .......................................14
Notes to Financial Statements..............................................15
Financial Highlights ......................................................19

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

           YOUR INVESTMENT IN THE SMITH BARNEY LARGE CAP VALUE FUND

A Time-Tested Approach to Value Investing

Following a disciplined and thorough approach, Portfolio managers Giri
Bogav elli and Steven Craige evaluate a broad universe of large-cap companies to identify what they deem to be compelling value opportunities.

[GRAPHIC] A Disciplined Process
          In selecting companies for the Fund, Giri, Steve and the equity investment team employ a highly disciplined, bottom-up investing approach that seeks to identify well established but temporarily out-of-favor companies. They explore potential opportunities not yet recognized by Wall Street; and search for undervalued companies where positive changes, such as a new management team or business strategy, can provide a catalyst to improved earnings growth.

[GRAPHIC] A Timely Strategy
          Declining earnings growth was a dominant theme in the last couple of years -- most visibly in technology, but also in other sectors. With volatility on the increase, many investors have grown sensitive to the price they are willing to pay for growth. This change highlights the importance of having a diversified investment strategy -- a strategy that may include value investing as a key building block.

[GRAPHIC] The Smith Barney Solution to Funds that Stray -- the Style Pure Series
          The Style Pure Series is a selection of Smith Barney mutual funds that are the basic building blocks of asset allocation. Each fund in the series attempts to be fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D.
          Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


     1 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the semi-annual report for the Smith Barney Funds, Inc. -- Large Cap Value Fund ("Portfolio") for the period ended June 30, 2002. In this report, we summarize the period's prevailing economic conditions and briefly outline the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Performance

For the six months ended June 30, 2002, the Portfolio's Class A shares, without sales charges, returned negative 13.29%. In comparison, the Russell 1000 Value Index ("Russell Index")/1/ and the S&P 500 Index/2/ returned negative 4.78% and negative 13.15%, respectively, for the same period.

Investment Strategy

The Portfolio seeks long-term growth of capital with current income by employing a disciplined stock selection process for undervalued stocks of established, well recognized but temporarily out of favor companies. Under normal market conditions the Portfolio will invest at least 80% of net assets plus any borrowings for investment purposes in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations.

Market Update

Through the first half of 2002 the market was plagued with uncertainty related to the economy, variation in corporate profits, accounting debacles, and terrorist fears. Moreover, we feel the emerging popularity of hedge fund investing added to the market's volatility and short selling magnified the market's intra-day machinations.

It seems to us there has been an apparent disconnect between the market and the current U.S. economic environment. The U.S. equity markets are discounting a great deal of bad news in the face of economic data that shows the economy is on the mend. We feel this separation is providing investors with the opportunity to purchase high quality businesses at extreme discounts to fair value. Historically, the U.S. equity market has been most directly correlated with interest rates and the earnings of the companies that comprise the market. Interest rates are at historic lows and earnings seem to be rebounding. Although there is a lot of pessimism built into the market, we believe the necessary variables are in place for a sustained rally.

Portfolio Update

It appears to us aggressive monetary policy coupled with fiscal stimulus in the form of tax cuts and government spending has begun to have an impact on the economy. A low interest rate environment complements these factors, which we see as an advantage for the financial sector. We feel the currently steep yield curve/3/ joined with a low yield on the ten-year note has resulted in increased mortgage refinancing and strong housing starts and home sales. In our opinion, these factors may help contribute to positive earnings growth for traditional mortgage bankers as well as consumer lenders. As a result, we have maintained a heavy weight in the financial sector. The possibility of an economic turnaround also bodes well for sub-prime lenders, as high-risk credits have tended to become more stable during times of economic resilience.

--------
1 The Russell Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities. Please note that an investor cannot invest directly in an index.
2 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


     2 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

In order to take advantage of the current environment, we purchased Washington Mutual, Inc. ("WM"). WM enjoys the benefits of gains during both rising and falling interest rate environments as a result of their dual business model, which incorporates the roles of adjustable rate mortgage lender and mortgage banker. We also initiated a position in Freddie Mac, a government-sponsored enterprise that purchases, securitizes, and invests in home mortgages. Freddie Mac delivers low cost funds to mortgage lenders and ultimately borrowers by issuing debt and mortgage-backed securities in the global capital markets.

The Portfolio added Kraft Foods Inc. based on expectations of success in restructuring of overseas operating efficiencies as well as earnings growth, a strong balance sheet and strong management. Moreover, savings as a result of the ongoing integration of Nabisco are being realized earlier than was previously expected.

By selling down inventories and decreasing their capital expenditures, corporations seemed to absorb the brunt of this past year's recession. In our opinion, historically low interest rates and depressed inventory levels should eventually lead to an increase in capital expenditure. In order to position the Portfolio for a rebound in capital expenditures, we increased its weighting in technology companies. In mid-March, we purchased shares of BMC Software, Inc. ("BMC"). BMC focuses on assuring business availability by providing software solutions that enhance the availability, performance and recoverability of customers' business critical applications. We also purchased Electronic Data Systems Corp. based on the company's continued success in increasing margins coupled with lower interest expense.

Market Outlook

Equity market volatility picked up markedly in 1997 and, in our opinion, has remained high ever since. We feel this was a result of falling risk premiums associated with equity investments during an economic boom. In our experience, increased volatility is an opportunity for the prepared investor, as the most recent selling in the market appears somewhat irrational. In our opinion, there appears to be a number of industry leading, high quality companies available at very attractive valuations. It has also been our experience in times like this, when the markets are most volatile, the opportunity for potential reward exists. With interest rates at multi-year lows, stable consumer confidence, and the possibility of recovering inventories, we are optimistic for the Portfolio heading into the rest of 2002.

Thank you for your investment in the Smith Barney Funds, Inc. -- Large Cap Value Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

    /s/ Heath B. McLendon    /s/ Giri Bogavelli      /s/ Steven J. Craige

    Heath B. McLendon        Giri Bogavelli, CFA     Steven J. Craige, CFA
    Chairman                 Vice President          Vice President

July 12, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 9 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of June 30, 2002, and is subject to change.


     3 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

           SMITH BARNEY LARGE CAP VALUE FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

 1. Wells Fargo & Co........................................ 5.2%
 2. J.P. Morgan Chase & Co.................................. 3.9
 3. Exxon Mobil Corp........................................ 3.7
 4. American Express Co..................................... 3.6
 5. Verizon Communications Inc.............................. 3.0
 6. The Dow Chemical Co..................................... 2.9
 7. Fannie Mae.............................................. 2.7
 8. ALLTEL Corp............................................. 2.6
 9. Philip Morris Cos. Inc.................................. 2.6
10. American International Group, Inc....................... 2.5

                          INDUSTRY DIVERSIFICATION*+

[CHART]

 8.9%    Banking
 2.9%    Chemicals
 3.0%    Communication Services
 4.9%    Diversified Manufacturing Operations
 3.8%    Drugs
 3.1%    Electric Utility
18.0%    Financial Services
 8.0%    Insurance
 4.8%    Integrated Oil
 6.5%    Telephone
36.1%    Other

                            INVESTMENT BREAKDOWN*++

                                    [CHART]

 5.8% Repurchase Agreement
94.2% Common Stock


* All information is as of June 30, 2002. Please note that Portfolio holdings are subject to change.
+   As a percentage of total common stock.
++  As a percentage of total investments.



     4 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain    Return      Total
Period Ended of Period of Period Dividends Distributions of Capital Returns/(1)+/
---------------------------------------------------------------------------------
  6/30/02     $15.86    $13.67     $0.09       $0.00       $0.00       (13.29)%++
---------------------------------------------------------------------------------
  12/31/01     17.59     15.86      0.18        0.00        0.00        (8.81)
---------------------------------------------------------------------------------
  12/31/00     17.00     17.59      0.20        1.39        0.00        12.92
---------------------------------------------------------------------------------
  12/31/99     18.28     17.00      0.20        0.85        0.06        (0.91)
---------------------------------------------------------------------------------
  12/31/98     17.09     18.28      0.23        1.06        0.00        14.61
---------------------------------------------------------------------------------
  12/31/97     14.79     17.09      0.29        1.50        0.00        27.86
---------------------------------------------------------------------------------
  12/31/96     14.59     14.79      0.36        1.79        0.00        16.06
---------------------------------------------------------------------------------
  12/31/95     12.18     14.59      0.39        1.18        0.00        33.05
---------------------------------------------------------------------------------
  12/31/94     13.31     12.18      0.42        0.14        0.00        (4.31)
---------------------------------------------------------------------------------
  12/31/93     12.48     13.31      0.46        0.73        0.00        16.38
---------------------------------------------------------------------------------
  12/31/92     12.51     12.48      0.51        0.40        0.00         7.23
---------------------------------------------------------------------------------
  Total                            $3.33       $9.04       $0.06
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)+/
-------------------------------------------------------------------------------------------
6/30/02                 $15.82    $13.64     $0.02       $0.00       $0.00       (13.69)%++
-------------------------------------------------------------------------------------------
12/31/01                 17.53     15.82      0.04        0.00        0.00        (9.55)
-------------------------------------------------------------------------------------------
12/31/00                 16.94     17.53      0.05        1.39        0.00        12.01
-------------------------------------------------------------------------------------------
12/31/99                 18.21     16.94      0.05        0.85        0.06        (1.66)
-------------------------------------------------------------------------------------------
12/31/98                 17.03     18.21      0.09        1.06        0.00        13.71
-------------------------------------------------------------------------------------------
12/31/97                 14.74     17.03      0.15        1.50        0.00        26.83
-------------------------------------------------------------------------------------------
12/31/96                 14.54     14.74      0.24        1.79        0.00        15.22
-------------------------------------------------------------------------------------------
12/31/95                 12.15     14.54      0.29        1.18        0.00        32.07
-------------------------------------------------------------------------------------------
Inception* -- 12/31/94   12.54     12.15      0.09        0.14        0.00        (1.28)++
-------------------------------------------------------------------------------------------
Total                                        $1.02       $7.91       $0.06
-------------------------------------------------------------------------------------------


     5 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)+/
-------------------------------------------------------------------------------------------
6/30/02                 $15.83    $13.65     $0.02       $0.00       $0.00       (13.66)%++
-------------------------------------------------------------------------------------------
12/31/01                 17.55     15.83      0.04        0.00        0.00        (9.57)
-------------------------------------------------------------------------------------------
12/31/00                 16.95     17.55      0.05        1.39        0.00        12.08
-------------------------------------------------------------------------------------------
12/31/99                 18.22     16.95      0.05        0.85        0.06        (1.65)
-------------------------------------------------------------------------------------------
12/31/98                 17.05     18.22      0.10        1.06        0.00        13.73
-------------------------------------------------------------------------------------------
12/31/97                 14.76     17.05      0.16        1.50        0.00        26.85
-------------------------------------------------------------------------------------------
12/31/96                 14.57     14.76      0.24        1.79        0.00        15.15
-------------------------------------------------------------------------------------------
12/31/95                 12.18     14.57      0.29        1.18        0.00        32.01
-------------------------------------------------------------------------------------------
12/31/94                 13.30     12.18      0.34        0.14        0.00        (4.91)
-------------------------------------------------------------------------------------------
12/31/93                 12.48     13.30      0.36        0.73        0.00        15.46
-------------------------------------------------------------------------------------------
Inception* -- 12/31/92   12.87     12.48      0.06        0.40        0.00        (0.57)++
-------------------------------------------------------------------------------------------
Total                                        $1.71       $9.04       $0.06
-------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)+/
-------------------------------------------------------------------------------------------
6/30/02                 $15.86    $13.66     $0.12       $0.00       $0.00       (13.20)%++
-------------------------------------------------------------------------------------------
12/31/01                 17.60     15.86      0.24        0.00        0.00        (8.55)
-------------------------------------------------------------------------------------------
12/31/00                 17.01     17.60      0.26        1.39        0.00        13.30
-------------------------------------------------------------------------------------------
12/31/99                 18.28     17.01      0.26        0.85        0.06        (0.54)
-------------------------------------------------------------------------------------------
12/31/98                 17.09     18.28      0.29        1.06        0.00        14.96
-------------------------------------------------------------------------------------------
12/31/97                 14.80     17.09      0.35        1.50        0.00        28.21
-------------------------------------------------------------------------------------------
Inception* -- 12/31/96   15.06     14.80      0.41        1.79        0.00        12.86++
-------------------------------------------------------------------------------------------
Total                                        $1.93       $6.59       $0.06
-------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)+/
-------------------------------------------------------------------------------------------
6/30/02                 $15.89    $13.68     $0.12       $0.00       $0.00       (13.24)%++
-------------------------------------------------------------------------------------------
12/31/01                 17.63     15.89      0.24        0.00        0.00        (8.53)
-------------------------------------------------------------------------------------------
12/31/00                 17.04     17.63      0.26        1.39        0.00        13.27
-------------------------------------------------------------------------------------------
12/31/99                 18.31     17.04      0.26        0.85        0.06        (0.54)
-------------------------------------------------------------------------------------------
12/31/98                 17.12     18.31      0.29        1.06        0.00        14.95
-------------------------------------------------------------------------------------------
12/31/97                 14.82     17.12      0.35        1.50        0.00        28.27
-------------------------------------------------------------------------------------------
12/31/96                 14.61     14.82      0.41        1.79        0.00        16.47
-------------------------------------------------------------------------------------------
12/31/95                 12.19     14.61      0.42        1.18        0.00        33.41
-------------------------------------------------------------------------------------------
Inception* -- 12/31/94   12.54     12.19      0.12        0.14        0.00        (0.73)++
-------------------------------------------------------------------------------------------
Total                                        $2.47       $7.91       $0.06
-------------------------------------------------------------------------------------------

  It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.



     6 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+



                                             Without Sales Charges/(1)/
                                    --------------------------------------------
                                    Class A  Class B  Class L  Class Y  Class Z
--------------------------------------------------------------------------------
Six Months Ended 6/30/02++          (13.29)% (13.69)% (13.66)% (13.20)% (13.24)%
-------------------------------------------------------------------------------
Year Ended 6/30/02                  (18.31)  (19.02)  (19.03)  (18.08)  (18.11)
-------------------------------------------------------------------------------
Five Years Ended 6/30/02              1.74     0.92     0.94     2.06     2.04
-------------------------------------------------------------------------------
Ten Years Ended 6/30/02               8.74      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception* through 6/30/02           10.19     8.48     7.97     6.41     9.73
-------------------------------------------------------------------------------
                                              With Sales Charges/(2)/
                                    --------------------------------------------
                                    Class A  Class B  Class L  Class Y  Class Z
--------------------------------------------------------------------------------
Six Months Ended 6/30/02++          (17.60)% (18.00)% (15.38)% (13.20)% (13.24)%
-------------------------------------------------------------------------------
Year Ended 6/30/02                  (22.39)  (23.06)  (20.63)  (18.08)  (18.11)
-------------------------------------------------------------------------------
Five Years Ended 6/30/02              0.70     0.77     0.73     2.06     2.04
-------------------------------------------------------------------------------
Ten Years Ended 6/30/02               8.19      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception* through 6/30/02           10.03     8.48     7.85     6.41     9.73
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                              Without Sales Charges/(1)/
------------------------------------------------------------------------
Class A (6/30/92 through 6/30/02)                      131.20%
----------------------------------------------------------------------
Class B (Inception* through 6/30/02)                    86.32
----------------------------------------------------------------------
Class L (Inception* through 6/30/02)                   108.33
----------------------------------------------------------------------
Class Y (Inception* through 6/30/02)                    48.80
----------------------------------------------------------------------
Class Z (Inception* through 6/30/02)                   103.34
----------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception dates for Class A, B, L, Y and Z shares are May 18, 1967, November 7, 1994, December 2, 1992, February 6, 1996 and November 7, 1994, respectively.


     7 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Growth of $10,000 Invested in Class A Shares of the
Large Cap Value Fund vs. the Russell 1000 Value Index and S&P 500 Index+
--------------------------------------------------------------------------------
                            June 1992 -- June 2002



                                    [CHART]
         Large Cap Value Fund   Russell 1000 Value Index   S&P 500 Index
         --------------------   ------------------------   -------------
 6/1992         $9,503                  $10,000               $10,000
12/1992          9,855                   10,804                10,834
12/1993         11,469                   12,762                11,923
12/1994         10,975                   12,508                12,080
12/1995         14,602                   17,304                16,614
12/1996         16,948                   21,047                20,426
12/1997         21,669                   28,451                27,240
12/1998         24,835                   32,900                35,069
12/1999         24,608                   28,950                42,445
12/2000         27,788                   41,682                38,581
12/2001         25,340                   39,350                33,999
 6/2002         21,972                   37,469                29,528


+ Hypothetical illustration of $10,000 invested in Class A shares on June 30, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2002. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     8 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                    JUNE 30, 2002




  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
Advertising -- 1.5%
    350,000 The Interpublic Group of Cos., Inc.                               $ 8,666,000
    150,000 Omnicom Group Inc.                                                  6,870,000
----------------------------------------------------------------------------------------
                                                                               15,536,000
----------------------------------------------------------------------------------------
Automobiles -- 1.1%
    700,000 Ford Motor Co.                                                     11,200,000
----------------------------------------------------------------------------------------
Banking -- 8.4%
  1,096,460 J.P. Morgan Chase & Co.                                            37,191,923
    338,799 Mellon Financial Corp.                                             10,648,453
    541,000 Merrill Lynch & Co., Inc.                                          21,910,500
    360,000 State Street Corp.                                                 16,092,000
----------------------------------------------------------------------------------------
                                                                               85,842,876
----------------------------------------------------------------------------------------
Business Services -- 1.5%
    946,500 Cendant Corp.+                                                     15,030,420
----------------------------------------------------------------------------------------
Capital Goods -- 1.0%
    185,394 Emerson Electric Co.                                                9,920,433
----------------------------------------------------------------------------------------
Chemicals -- 2.7%
    800,000 The Dow Chemical Co.                                               27,504,000
----------------------------------------------------------------------------------------
Communication Services -- 2.8%
    720,536 Verizon Communications Inc.                                        28,929,520
----------------------------------------------------------------------------------------
Computer Services -- 1.6%
    428,800 Electronic Data Systems Corp.                                      15,929,920
----------------------------------------------------------------------------------------
Computers -- 0.8%
  1,690,000 Sun Microsystems, Inc.+                                             8,466,900
----------------------------------------------------------------------------------------
Consumer Cyclical -- 1.1%
    400,000 Masco Corp.                                                        10,844,000
----------------------------------------------------------------------------------------
Consumer Services -- 0.9%
    330,971 Carnival Corp.                                                      9,164,587
----------------------------------------------------------------------------------------
Diversified Machinery -- 1.3%
    188,400 Illinois Tool Works Inc.                                           12,867,720
----------------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 4.6%
    100,000 Danaher Corp.                                                       6,635,000
    740,000 General Electric Co.                                               21,497,000
    300,000 Honeywell International Inc.                                       10,569,000
    180,000 Textron, Inc.                                                       8,442,000
----------------------------------------------------------------------------------------
                                                                               47,143,000
----------------------------------------------------------------------------------------
Drugs -- 3.6%
    593,033 Bristol-Myers Squibb Co.                                           15,240,948
    190,000 Eli Lilly & Co.                                                    10,716,000
    214,769 Wyeth                                                              10,996,173
----------------------------------------------------------------------------------------
                                                                               36,953,121
----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     9 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      JUNE 30, 2002



  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
Electric Utility -- 2.9%
    416,900 American Electric Power Co., Inc.                                 $ 16,684,338
    418,700 Duke Energy Corp.                                                   13,021,570
-----------------------------------------------------------------------------------------
                                                                                29,705,908
-----------------------------------------------------------------------------------------
Financial Services -- 17.0%
    941,100 American Express Co.                                                34,180,752
    350,000 Fannie Mae                                                          25,812,500
    350,000 Freddie Mac                                                         21,420,000
    315,000 Household International, Inc.                                       15,655,500
    337,300 Morgan Stanley                                                      14,530,884
    300,000 Washington Mutual, Inc.                                             11,133,000
  1,006,800 Wells Fargo & Co.                                                   50,400,408
-----------------------------------------------------------------------------------------
                                                                               173,133,044
-----------------------------------------------------------------------------------------
Food Products -- 1.3%
    325,000 Kraft Foods Inc., Class A Shares                                    13,308,750
-----------------------------------------------------------------------------------------
Household Products -- 1.6%
    261,400 Kimberly-Clark Corp.                                                16,206,800
-----------------------------------------------------------------------------------------
Insurance -- 7.5%
    350,000 American International Group, Inc.                                  23,880,500
    293,000 The Chubb Corp.                                                     20,744,400
    170,000 The Hartford Financial Services Group, Inc.                         10,109,900
    230,000 Marsh & McLennan Cos., Inc.                                         22,218,000
-----------------------------------------------------------------------------------------
                                                                                76,952,800
-----------------------------------------------------------------------------------------
Integrated Oil -- 4.6%
    400,000 Conoco Inc.                                                         11,120,000
    868,244 Exxon Mobil Corp.                                                   35,528,544
-----------------------------------------------------------------------------------------
                                                                                46,648,544
-----------------------------------------------------------------------------------------
Multimedia -- 0.8%
  1,450,000 Gemstar-TV Guide International, Inc.+                                7,815,500
-----------------------------------------------------------------------------------------
Natural Gas -- 2.0%
    678,100 El Paso Corp.                                                       13,975,641
  1,043,800 The Williams Cos., Inc.                                              6,252,362
-----------------------------------------------------------------------------------------
                                                                                20,228,003
-----------------------------------------------------------------------------------------
Office Equipment -- 1.6%
    231,500 International Business Machines Corp.                               16,668,000
-----------------------------------------------------------------------------------------
Oil and Gas Drilling -- 2.1%
    336,624 Diamond Offshore Drilling, Inc.                                      9,593,784
    390,000 Transocean Inc.                                                     12,148,500
-----------------------------------------------------------------------------------------
                                                                                21,742,284
-----------------------------------------------------------------------------------------
Publishing -- 2.1%
    360,933 The McGraw-Hill Cos., Inc.                                          21,547,700
-----------------------------------------------------------------------------------------
Raw and Intermediate Materials -- 1.6%
    499,587 Alcoa Inc.                                                          16,561,309
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     10 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      JUNE 30, 2002


  SHARES                                            SECURITY                                              VALUE
--------------------------------------------------------------------------------------------------------------------
Restaurants -- 1.2%
    420,000 McDonald's Corp.                                                                          $   11,949,000
--------------------------------------------------------------------------------------------------------------------
Retail -- 1.8%
    500,000 J.C. Penney Co., Inc.                                                                         11,010,000
    400,000 The TJX Cos., Inc.                                                                             7,844,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                          18,854,000
--------------------------------------------------------------------------------------------------------------------
Software -- 1.6%
  1,005,000 BMC Software, Inc.+                                                                           16,683,000
--------------------------------------------------------------------------------------------------------------------
Steel -- 1.2%
    184,600 Nucor Corp.                                                                                   12,006,384
--------------------------------------------------------------------------------------------------------------------
Telecommunication Equipment -- 0.9%
    993,524 Comverse Technology, Inc.+                                                                     9,200,032
--------------------------------------------------------------------------------------------------------------------
Telephone -- 6.1%
    530,000 ALLTEL Corp.                                                                                  24,910,000
    707,325 SBC Communications Inc.                                                                       21,573,413
  1,490,537 Sprint Corp.                                                                                  15,814,598
--------------------------------------------------------------------------------------------------------------------
                                                                                                          62,298,011
--------------------------------------------------------------------------------------------------------------------
Tobacco -- 2.4%
    570,000 Philip Morris Cos. Inc.                                                                       24,897,600
--------------------------------------------------------------------------------------------------------------------
Transportation -- 1.0%
    350,000 Burlington Northern Santa Fe Corp.                                                            10,500,000
--------------------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $976,009,201)                                                                       962,239,166
--------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                            SECURITY                                              VALUE
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
$59,400,000 Merrill Lynch & Co., Inc., 1.950% due 7/1/02; Proceeds at maturity -- $59,409,653; (Fully collateralized by Federal Home Loan Bank, 3.125% to 7.415% due 8/15/02 to 10/8/24;
              Market value -- $60,588,000) (Cost -- $59,400,000)                                          59,400,000
--------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,035,409,201*)                                                                 $1,021,639,166
--------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


     11 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)        JUNE 30, 2002


    ASSETS:
       Investments, at value (Cost -- $1,035,409,201)         $1,021,639,166
       Cash                                                               47
       Dividends and interest receivable                           1,670,931
       Receivable for Fund shares sold                             1,182,140
    --------------------------------------------------------------------------
       Total Assets                                            1,024,492,284
    --------------------------------------------------------------------------
    LIABILITIES:
       Payable for securities purchased                            4,373,930
       Dividends payable                                           1,248,295
       Management fee payable                                        502,723
       Payable for Fund shares purchased                             419,322
       Distribution fees payable                                     118,994
       Accrued expenses                                               87,488
    --------------------------------------------------------------------------
       Total Liabilities                                           6,750,752
    --------------------------------------------------------------------------
    Total Net Assets                                          $1,017,741,532
    --------------------------------------------------------------------------
    NET ASSETS:
       Par value of capital shares                            $      744,824
       Capital paid in excess of par value                       986,181,624
       Undistributed net investment income                           641,945
       Accumulated net realized gain from security
         transactions                                             43,943,174
       Net unrealized depreciation of investments                (13,770,035)
    --------------------------------------------------------------------------
    Total Net Assets                                          $1,017,741,532
    --------------------------------------------------------------------------
    Shares Outstanding:
       Class A                                                    34,837,202
       --------------------------------------------------------------------
       Class B                                                     5,187,792
       --------------------------------------------------------------------
       Class L                                                     6,042,035
       --------------------------------------------------------------------
       Class Y                                                    17,844,161
       --------------------------------------------------------------------
       Class Z                                                    10,571,228
       --------------------------------------------------------------------
    Net Asset Value:
       Class A (and redemption price)                                 $13.67
       --------------------------------------------------------------------
       Class B *                                                      $13.64
       --------------------------------------------------------------------
       Class L **                                                     $13.65
       --------------------------------------------------------------------
       Class Y (and redemption price)                                 $13.66
       --------------------------------------------------------------------
       Class Z (and redemption price)                                 $13.68
       --------------------------------------------------------------------
    Maximum Public Offering Price Per Share:
       Class A (net asset value plus 5.26% of net asset
         value per share)                                             $14.39
       --------------------------------------------------------------------
       Class L (net asset value plus 1.01% of net asset
         value per share)                                             $13.79
    --------------------------------------------------------------------------
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


     12 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE 30, 2002



 INVESTMENT INCOME:
    Dividends                                                   $  11,652,446
    Interest                                                          575,797
    Less: Foreign withholding tax                                     (25,300)
 ---------------------------------------------------------------------------
    Total Investment Income                                        12,202,943
 ---------------------------------------------------------------------------
 EXPENSES:
    Management fee (Note 2)                                         3,227,912
    Distribution fees (Note 2)                                      1,575,669
    Shareholder and system servicing fees                             311,555
    Shareholder communications                                         29,811
    Custody                                                            25,322
    Registration fees                                                  24,327
    Audit and legal                                                    14,213
    Directors' fees                                                     6,861
    Other                                                               6,427
 ---------------------------------------------------------------------------
    Total Expenses                                                  5,222,097
 ---------------------------------------------------------------------------
 Net Investment Income                                              6,980,846
 ---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Realized Gain From Security Transactions (excluding
      short-term securities):
      Proceeds from sales                                         414,607,373
      Cost of securities sold                                     365,478,594
 ---------------------------------------------------------------------------
    Net Realized Gain                                              49,128,779
 ---------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation) of
      Investments:
      Beginning of period                                         199,849,875
      End of period                                               (13,770,035)
 ---------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                      (213,619,910)
 ---------------------------------------------------------------------------
 Net Loss on Investments                                         (164,491,131)
 ---------------------------------------------------------------------------
 Decrease in Net Assets From Operations                         $(157,510,285)
 ---------------------------------------------------------------------------






     13 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

                      See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                   2002            2001
---------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      $    6,980,846  $   13,472,565
   Net realized gain (loss)                                       49,128,779      (2,883,094)
   Increase in net unrealized depreciation                      (213,619,910)   (129,397,927)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                       (157,510,285)   (118,808,456)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (6,542,318)    (13,319,474)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders      (6,542,318)    (13,319,474)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sales                                        82,330,041     193,879,661
   Net asset value of shares issued for reinvestment of
     dividends                                                     4,110,766       8,884,916
   Cost of shares reacquired                                     (91,900,892)   (202,381,878)
--------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share
     Transactions                                                 (5,460,085)        382,699
--------------------------------------------------------------------------------------------
Decrease in Net Assets                                          (169,512,688)   (131,745,231)

NET ASSETS:
   Beginning of period                                         1,187,254,220   1,318,999,451
--------------------------------------------------------------------------------------------
   End of period*                                             $1,017,741,532  $1,187,254,220
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                  $641,945        $203,417
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     14 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Large Cap Value Fund ("Portfolio") is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this Portfolio and two other separate investment portfolios: U.S. Government Securities Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and ask prices;
(c) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets by class; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.60% on the Portfolio's average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended June 30, 2002, the Portfolio paid transfer agent fees of $262,588 to TB&T.

     15 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended June 30, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2002, CDSCs paid to SSB and sales charges received by SSB, were approximately as follows:

                               Class A  Class B  Class L
--------------------------------------------------------
CDSCs                               -- $  84,000 $ 6,000
-------------------------------------------------------
Sales charges                  $96,000        --  40,000
-------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the six months ended June 30, 2002 total Distribution Plan fees were as follows:

                               Class A  Class B  Class L
---------------------------------------------------------
Distribution Plan Fees         $693,085 $408,134 $474,450
--------------------------------------------------------

All officers and two Directors of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------
Purchases                                $439,382,606
----------------------------------------------------
Sales                                     414,607,373
----------------------------------------------------

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------
Gross unrealized appreciation           $ 112,842,519
Gross unrealized depreciation            (126,612,554)
-----------------------------------------------------
Net unrealized depreciation             $ (13,770,035)
-----------------------------------------------------

     16 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

4. Repurchase Agreements

The Portfolio purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Income earned by the Portfolio from securities loaned for the six months ended June 30, 2002 was $13,942.

At June 30, 2002, the Portfolio did not have any securities on loan.

6. Capital Shares

At June 30, 2002, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                             Six Months Ended              Year Ended
                                               June 30, 2002           December 31, 2001
                                         ------------------------  -------------------------
                                           Shares       Amount       Shares        Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                                 844,309  $ 12,984,811   4,623,954  $  76,118,149
Shares issued on reinvestment               183,839     2,709,966     377,220      6,066,486
Shares reacquired                        (3,792,317)  (58,047,169) (7,444,511)  (121,321,179)
--------------------------------------------------------------------------------------------
Net Decrease                             (2,764,169) $(42,352,392) (2,443,337) $ (39,136,544)
--------------------------------------------------------------------------------------------
Class B
Shares sold                                 245,250  $  3,740,681     986,301  $  16,221,823
Shares issued on reinvestment                 5,376        78,985      12,179        195,512
Shares reacquired                          (633,893)   (9,572,118) (1,327,351)   (21,714,684)
--------------------------------------------------------------------------------------------
Net Decrease                               (383,267) $ (5,752,452)   (328,871) $  (5,297,349)
--------------------------------------------------------------------------------------------
Class L
Shares sold                                 298,321  $  4,586,273   1,555,786  $  25,983,914
Shares issued on reinvestment                 7,501       110,333      15,557        249,882
Shares reacquired                          (671,319)  (10,150,469) (1,082,115)   (17,687,461)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (365,497) $ (5,453,863)    489,228  $   8,546,335
--------------------------------------------------------------------------------------------

     17 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

                                            Six Months Ended            Year Ended
                                              June 30, 2002          December 31, 2001
                                         ----------------------  ------------------------
                                           Shares      Amount      Shares       Amount
------------------------------------------------------------------------------------------
Class Y
Shares sold                              3,096,978  $47,500,986   3,015,926  $ 50,052,338
Shares reacquired                         (388,210)  (5,953,027) (1,489,494)  (24,726,623)
-----------------------------------------------------------------------------------------
Net Increase                             2,708,768  $41,547,959   1,526,432  $ 25,325,715
-----------------------------------------------------------------------------------------
Class Z
Shares sold                                882,537  $13,517,290   1,518,695  $ 25,503,437
Shares issued on reinvestment               82,301    1,211,482     147,418     2,373,036
Shares reacquired                         (545,601)  (8,178,109) (1,031,608)  (16,931,931)
-----------------------------------------------------------------------------------------
Net Increase                               419,237  $ 6,550,663     634,505  $ 10,944,542
-----------------------------------------------------------------------------------------

7. Capital Loss Carryforward

At December 31, 2001, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $4,172,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                          2007       2009
    ------------------------------------------------------------------------
    Capital Loss Carryforwards                         $1,536,000 $2,636,000
    -----------------------------------------------------------------------

     18 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                           2002/(1)(2)/   2001/(2)/ 2000/(2)/   1999/(2)/   1998/(2)/      1997
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $15.86       $17.59      $17.00     $18.28      $17.09    $14.79
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.09         0.18        0.20       0.20        0.24      0.29
 Net realized and unrealized gain (loss)     (2.19)       (1.73)       1.98      (0.37)       2.24      3.80
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.10)       (1.55)       2.18      (0.17)       2.48      4.09
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.09)       (0.18)      (0.20)     (0.20)      (0.23)    (0.29)
 Net realized gains/(3)/                        --           --       (1.39)     (0.85)      (1.06)    (1.50)
 Capital                                        --           --          --      (0.06)         --        --
-------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.09)       (0.18)      (1.59)     (1.11)      (1.29)    (1.79)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $13.67       $15.86      $17.59     $17.00      $18.28    $17.09
-------------------------------------------------------------------------------------------------------------
Total Return                                (13.29)%++    (8.81)%     12.92%     (0.91)%     14.61%    27.86%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $476,081     $596,386    $704,463   $744,405    $821,003  $758,708
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.91%+       0.89%       0.90%      0.90%       0.90%     0.92%
 Net investment income                        1.24+        1.11        1.18       1.09        1.29      1.71
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         38%          25%         31%        34%         48%       40%
-------------------------------------------------------------------------------------------------------------


Class B Shares                           2002/(1)(2)/   2001/(2)/  2000/(2)/  1999/(2)/   1998/(2)/      1997
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $15.82       $17.53      $16.94     $18.21      $17.03    $14.74
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.03         0.04        0.07       0.06        0.09      0.16
 Net realized and unrealized gain (loss)     (2.19)       (1.71)       1.96      (0.37)       2.24      3.78
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.16)       (1.67)       2.03      (0.31)       2.33      3.94
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.02)       (0.04)      (0.05)     (0.05)      (0.09)    (0.15)
 Net realized gains/(3)/                        --           --       (1.39)     (0.85)      (1.06)    (1.50)
 Capital                                        --           --          --      (0.06)         --        --
-------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.02)       (0.04)      (1.44)     (0.96)      (1.15)    (1.65)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $13.64       $15.82      $17.53     $16.94      $18.21    $17.03
-------------------------------------------------------------------------------------------------------------
Total Return                                (13.69)%++    (9.55)%     12.01%     (1.66)%     13.71%    26.83%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $70,758      $88,121    $103,442   $118,477     $69,786   $28,525
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.74%+       1.74%       1.68%      1.67%       1.69%     1.71%
 Net investment income                        0.40+        0.26        0.39       0.32        0.51      0.92
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         38%          25%         31%        34%         48%       40%
-------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

     19 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                            2002/(1)(2)/    2001/(2)/  2000/(2)/   1999/(2)/ 1998/(2)(3)/      1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $15.83        $17.55      $16.95     $18.22       $17.05     $14.76
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.03          0.05        0.07       0.06         0.09       0.16
 Net realized and unrealized gain (loss)      (2.19)        (1.73)       1.97      (0.37)        2.24       3.79
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (2.16)        (1.68)       2.04      (0.31)        2.33       3.95
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.02)        (0.04)      (0.05)     (0.05)       (0.10)     (0.16)
 Net realized gains/(4)/                         --            --       (1.39)     (0.85)       (1.06)     (1.50)
 Capital                                         --            --          --      (0.06)          --         --
----------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.02)        (0.04)      (1.44)     (0.96)       (1.16)     (1.66)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $13.65        $15.83      $17.55     $16.95       $18.22     $17.05
----------------------------------------------------------------------------------------------------------------
Total Return                                 (13.66)%++     (9.57)%     12.08%     (1.65)%      13.73%     26.85%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $82,487      $101,454    $103,863    $97,745      $66,190    $42,115
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.71%+        1.71%       1.67%      1.66%        1.67%      1.69%
 Net investment income                         0.43+         0.29        0.40       0.34         0.52       0.93
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          38%           25%         31%        34%          48%        40%
----------------------------------------------------------------------------------------------------------------

Class Y Shares                            2002/(1)(2)/  2001/(2)/   2000/(2)/  1999/(2)/    1998/(2)/       1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $15.86        $17.60      $17.01     $18.28       $17.09     $14.80
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.12          0.23        0.26       0.26         0.30       0.38
 Net realized and unrealized gain (loss)      (2.20)        (1.73)       1.98      (0.36)        2.24       3.76
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (2.08)        (1.50)       2.24      (0.10)        2.54       4.14
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.12)        (0.24)      (0.26)     (0.26)       (0.29)     (0.35)
 Net realized gains/(4)/                         --            --       (1.39)     (0.85)       (1.06)     (1.50)
 Capital                                         --            --          --      (0.06)          --         --
----------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.12)        (0.24)      (1.65)     (1.17)       (1.35)     (1.85)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $13.66        $15.86      $17.60     $17.01       $18.28     $17.09
----------------------------------------------------------------------------------------------------------------
Total Return                                 (13.20)%++     (8.55)%     13.30%     (0.54)%      14.96%     28.21%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $243,753      $240,016    $239,463   $184,974     $159,084   $111,690
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      0.58%+        0.58%       0.57%      0.58%        0.58%      0.60%
 Net investment income                         1.55+         1.41        1.50       1.41         1.61       2.06
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          38%           25%         31%        34%          48%        40%
----------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

     20 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Z Shares                           2002/(1)(2)/ 2001/(2)/   2000/(2)/  1999/(2)/   1998/(2)/      1997
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $15.89        $17.63      $17.04     $18.31      $17.12    $14.82
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.12          0.24        0.26       0.26        0.30      0.35
 Net realized and unrealized gain (loss)    (2.21)        (1.74)       1.98      (0.36)       2.24      3.80
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.09)        (1.50)       2.24      (0.10)       2.54      4.15
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.12)        (0.24)      (0.26)     (0.26)      (0.29)    (0.35)
 Net realized gains/(3)/                       --            --       (1.39)     (0.85)      (1.06)    (1.50)
 Capital                                       --            --          --      (0.06)         --        --
-------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.12)        (0.24)      (1.65)     (1.17)      (1.35)    (1.85)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.68        $15.89      $17.63     $17.04      $18.31    $17.12
-------------------------------------------------------------------------------------------------------------
Total Return                               (13.24)%++     (8.53)%     13.27%     (0.54)%     14.95%    28.27%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $144,663      $161,277    $167,768   $162,783    $187,352  $144,008
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.58%+        0.58%       0.58%      0.58%       0.59%     0.60%
 Net investment income                       1.55+         1.42        1.49       1.40        1.61      2.03
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        38%           25%         31%        34%         48%       40%
-------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

     21 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

                           SMITH BARNEY FUNDS, INC.




         DIRECTORS                    INVESTMENT MANAGER
         Lee Abraham                  Smith Barney Fund Management LLC
         Allan J. Bloostein
         Jane F. Dasher               DISTRIBUTOR
         Donald R. Foley              Salomon Smith Barney Inc.
         R. Jay Gerken
         Richard E. Hanson, Jr.       CUSTODIAN
         Paul Hardin                  State Street Bank and
         Heath B. McLendon, Chairman    Trust Company
         Roderick C. Rasmussen
         John P. Toolan               TRANSFER AGENT
                                      Travelers Bank & Trust, fsb.
         Joseph H. Fleiss, Emeritus   125 Broad Street, 11th Floor
                                      New York, New York 10004
         OFFICERS
         Heath B. McLendon            SUB-TRANSFER AGENT
         President and                PFPC Global Fund Services
         Chief Executive Officer      P.O. Box 9134
                                      Boston, Massachusetts
         R. Jay Gerken                02205-9134
         Executive Vice President

         Lewis E. Daidone
         Senior Vice President and
         Chief Administrative Officer

         Richard L. Peteka
         Chief Financial Officer
         and Treasurer

         Giri Bogavelli, CFA
         Vice President

         Steven J. Craige, CFA
         Vice President

         Kaprel Ozsolak
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney Funds, Inc.




 This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0628 8/02                                                      02-3634

                                 SMITH BARNEY
                                  FUNDS, INC.
                                  SHORT-TERM
                             HIGH GRADE BOND FUND

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2002




                           [LOGO] Smith Barney
                                  Mutual Funds
                Your Serious Money. Professionally Managed./SM/

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO]
HEATH B.
MCLENDON
Chairman

Dear Shareholder:
Enclosed herein is the semi-annual report for the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund ("Portfolio") for the period ended June 30, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the six months ended June 30, 2002, the Portfolio's Class A shares returned 2.38%, excluding sales charges. In comparison, the Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index ("SSB Index")/1/ returned 2.92% for the same period./2/

Investment Strategy

The Portfolio seeks current income, preservation of capital and liquidity. Under normal conditions the Portfolio will invest at least 80% of net assets in "high grade" fixed income securities. These are securities rated by a national ratings organization at the time of purchase within one of the top three categories, or, if unrated, judged by the manager to be of comparable credit quality. Securities in which the Portfolio invests include corporate debt securities, bank obligations and securities issued by the U.S. government and its agencies and instrumentalities. The Portfolio may also invest in U.S. dollar denominated fixed income securities of foreign issuers. The Portfolio maintains an average dollar-weighted portfolio maturity of between one and four years; the average duration of the Portfolio will be no greater than 3.5 years.

--------
1 The SSB Index is a broad-based unmanaged index of short-term U.S. Treasury securities. Please note that an investor cannot invest directly in an index.
2  Past performance is not indicative of future results.


     1 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

Market Overview

The U.S. Federal Reserve Board ("Fed") reduced short-term interest rates to a 40-year low of 1.75% at the end of the prior reporting period (December 2001). Encouraged by evidence that the economy was recovering, the Fed has kept the federal funds rate ("fed funds rate")/3/ steady since then. While short-term rates remained the same, the yields on longer maturities rose as reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring. Prices of U.S. Treasury securities were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been sensitive to a potential increase in interest rates. This is typically the case after a long easing cycle.

However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. As if heightened economic and accounting uncertainties were not enough to pressure equity prices downward, global political development, including escalation of tensions between India and Pakistan and between Israelis and Palestinians created yet more market uncertainty. Unnerved by this insecurity, many investors sought out the relative safety of the U.S. Treasury market and after the earlier weakness, prices began to rebound. Towards the end of the period, many companies began to pare down their short-term debt exposure by issuing longer-term debt, creating many new investment opportunities for portfolio managers.

Market and Portfolio Outlook

Although the stock market has continued to fluctuate, recent economic data has been generally positive, indicating that the economy is improving. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to a return to growth during the first calendar quarter. We believe that the economy will continue to grow in the second half of 2002 but at a moderate pace. Consumer spending should remain solid, while improving corporate profits and economic activity should help business investments recover moderately later in the year. We expect inflation will continue to remain low. This economic scenario should create a positive environment for fixed-income investors.


--------
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


     2 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

Going forward, Mark Lindbloom will serve as portfolio manager, while Dominick Masotti and Theresa Veres will co-manage the Portfolio.

Thank you for your investment in the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund. We look forward to continuing to help you meet your investment objectives.

                              Sincerely,

                              /s/ Heath B. McLendon
                              Heath B. McLendon
                              Chairman

July 12, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio or the percentage of the Portfolio's assets in various sectors. Please refer to pages 7 through 10 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of June 30, 2002 and is subject to change.



     3 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                          Net Asset Value
                        -------------------
                        Beginning    End     Income   Capital Gain   Total
  Period Ended          of Period of Period Dividends Distributions Returns+
  ---------------------------------------------------------------------------
  6/30/02                 $4.17     $4.19     $0.08       $0.00       2.38%++
  ---------------------------------------------------------------------------
  12/31/01                 4.06      4.17      0.20        0.00       7.76
  ---------------------------------------------------------------------------
  12/31/00                 3.97      4.06      0.21        0.00       7.67
  ---------------------------------------------------------------------------
  12/31/99                 4.13      3.97      0.19        0.00       0.76
  ---------------------------------------------------------------------------
  12/31/98                 4.09      4.13      0.20        0.00       6.07
  ---------------------------------------------------------------------------
  12/31/97                 4.05      4.09      0.22        0.00       6.73
  ---------------------------------------------------------------------------
  12/31/96                 4.19      4.05      0.23        0.00       2.17
  ---------------------------------------------------------------------------
  12/31/95                 3.91      4.19      0.22        0.00      13.16
  ---------------------------------------------------------------------------
  12/31/94                 4.16      3.91      0.18        0.00      (2.15)
  ---------------------------------------------------------------------------
  12/31/93                 4.12      4.16      0.18        0.02       6.01
  ---------------------------------------------------------------------------
  12/31/92                 4.09      4.12      0.19        0.01       5.92
  ---------------------------------------------------------------------------
  Inception* - 12/31/91    4.01      4.09      0.03        0.01       2.85++
  ---------------------------------------------------------------------------
  Total                                       $2.13       $0.04
  ---------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                          Net Asset Value
                        -------------------
                        Beginning    End     Income   Capital Gain   Total
  Period Ended          of Period of Period Dividends Distributions Returns+
  ---------------------------------------------------------------------------
  6/30/02                 $4.17     $4.19     $0.09       $0.00       2.61%++
  ---------------------------------------------------------------------------
  12/31/01                 4.06      4.17      0.22        0.00       8.25
  ---------------------------------------------------------------------------
  12/31/00                 3.97      4.06      0.22        0.00       8.18
  ---------------------------------------------------------------------------
  12/31/99                 4.13      3.97      0.21        0.00       1.26
  ---------------------------------------------------------------------------
  12/31/98                 4.09      4.13      0.22        0.00       6.56
  ---------------------------------------------------------------------------
  12/31/97                 4.05      4.09      0.24        0.00       7.20
  ---------------------------------------------------------------------------
  Inception* - 12/31/96    4.19      4.05      0.22        0.00       2.08++
  ---------------------------------------------------------------------------
  Total                                       $1.42       $0.00
  ---------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.-


     4 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                           Class A Class Y
------------------------------------------
Six Months Ended 6/30/02++  2.38%   2.61%
------------------------------------------
Year Ended 6/30/02          6.24    6.72
------------------------------------------
Five Years Ended 6/30/02    5.82    6.32
------------------------------------------
Ten Years Ended 6/30/02     5.41     N/A
------------------------------------------
Inception* through 6/30/02  5.58    5.62
------------------------------------------

 CUMULATIVE TOTAL RETURNS+

Class A (6/30/92* through 6/30/02)   69.38%
-------------------------------------------
Class Y (Inception* through 6/30/02) 41.89
-------------------------------------------

* The inception dates for Class A and Y shares are November 11, 1991 and February 7, 1996, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


     5 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


              Growth of $10,000 Invested in Class A Shares of the
            Short-Term High Grade Bond Fund vs. Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index+
--------------------------------------------------------------------------------
                            June 1992 -- June 2002


                                    [CHART]

                       Salomon Smith Barney
           Short-Term   Treasury/Government
           High Grade   Sponsored/Corporate
           Bond Fund       1-5 Year Index
           ----------   -------------------
 6/1992     $10,000           $10,000
12/1992      10,354            10,354
12/1993      10,977            11,098
12/1994      10,801            11,023
12/1995      12,239            12,441
12/1996      12,501            13,021
12/1997      13,343            13,950
12/1998      14,153            15,018
12/1999      14,260            15,341
12/2000      15,354            16,735
12/2001      16,545            18,976
 6/2002      16,938            19,530

+ Hypothetical illustration of $10,000 invested in shares at June 30, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2002. The Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other class may be greater or less than Class A shares' performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


     6 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                JUNE 30, 2002


   FACE
  AMOUNT                                       SECURITY                                VALUE
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 13.3%
$2,000,000           Federal Home Loan Mortgage Corp. (FHLMC),
                      6.250% due 10/15/02                                          $   2,024,736
                     U.S. Treasury Notes:
 3,000,000             3.375% due 4/30/04                                              3,032,592
 7,000,000             5.875% due 11/15/04                                             7,441,882
 9,000,000             6.750% due 5/15/05                                              9,825,471
------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS (Cost --$21,041,010)                                 22,324,681
------------------------------------------------------------------------------------------------
   FACE
  AMOUNT   RATING(a)                           SECURITY                                VALUE
------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 82.3%
Banks/Savings and Loans -- 3.3%
 2,000,000 Aa3*      BankAmerica Corp., Sub. Notes, 7.875% due 12/1/02                 2,048,596
 2,000,000 AAA       International Bank for Reconstruction & Development, Notes,
                      3.500% due 10/22/04                                              2,013,184
   500,000 A         SLM Corp., Notes, 5.625% due 4/10/07                                516,978
 1,000,000 Aa3*      Wachovia Corp., Notes, 4.850% due 7/30/07                         1,004,576
------------------------------------------------------------------------------------------------
                                                                                       5,583,334
------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 3.1%
 1,000,000 BBB-      News America Holdings, Inc., Sr. Notes, 8.625% due 2/1/03         1,033,980
 2,000,000 BBB+      TCI Communications, Inc., Sr. Notes, 6.375% due 5/1/03            2,042,936
 2,000,000 A-        Walt Disney Co., Notes, 4.875% due 7/2/04                         2,044,730
------------------------------------------------------------------------------------------------
                                                                                       5,121,646
------------------------------------------------------------------------------------------------
Consumer Durables -- 1.3%
 2,000,000 A+        Unilever Capital Corp., Guaranteed Sr. Notes,
                      6.750% due 11/1/03                                               2,102,538
------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 12.4%
 2,000,000 Aa3*      Coca-Cola Co., Notes, 4.000% due 6/1/05                           2,021,302
 2,000,000 AA-       Colgate-Palmolive Co., Notes, 5.340% due 3/27/06                  2,055,474
 2,000,000 A+        Diageo Capital PLC, Company Guaranteed,
                      6.625% due 6/24/04                                               2,128,268
 1,900,000 A+        Earthgrains Co., Notes, 8.500% due 8/1/05                         2,131,219
 2,000,000 AA-       The Gillette Co., Notes, 4.000% due 5/30/05 (b)                   2,020,840
                     International Paper Co., Notes:
 1,000,000 BBB         8.000% due 7/8/03                                               1,048,742
 1,000,000 BBB         8.125% due 7/8/05                                               1,100,386
 2,000,000 BBB       Kellogg Co., Notes, 5.500% due 4/1/03                             2,036,882
 2,000,000 AA        Kimberly-Clark Corp., Notes, 4.500% due 7/30/05 (b)               2,044,038
 2,000,000 A1*       The Pepsi Bottling Group, Inc., Notes, 5.375% due 2/17/04 (b)     2,068,370
 2,000,000 AA-       The Procter & Gamble Co., Notes, 6.600% due 12/15/04              2,140,598
------------------------------------------------------------------------------------------------
                                                                                      20,796,119
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     7 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 5.9%
$2,000,000 Aa1*      3M Co., Notes, 4.150% due 6/30/05                           $   2,027,132
 2,000,000 A+        Alcoa Inc., Notes, 7.250% due 8/1/05                            2,191,930
 2,000,000 A+        IBM Corp., Notes, 7.250% due 11/1/02                            2,034,582
   400,000 Baa2*     Union Carbide Corp., Notes, 6.250% due 6/15/03                    408,940
 2,000,000 A+        United Technologies Corp., Notes, 7.000% due 9/15/06            2,178,458
 1,000,000 BBB       Weyerhaeuser Co., Notes, 5.500% due 3/15/05 (b)                 1,028,038
----------------------------------------------------------------------------------------------
                                                                                     9,869,080
----------------------------------------------------------------------------------------------
Electronic - Military -- 0.9%
   475,000 BBB-      Northrop Grumman Corp., Notes, 8.625% due 10/15/04                513,870
 1,000,000 BBB-      Raytheon Co., Notes, 7.900% due 3/1/03                          1,025,775
----------------------------------------------------------------------------------------------
                                                                                     1,539,645
----------------------------------------------------------------------------------------------
Energy -- 5.0%
 2,000,000 BBB+      Anadarko Petroleum Corp., Guaranteed Debentures,
                      6.800% due 7/2/02                                              2,000,000
 1,080,000 AA+       BP Canada Energy Co., Debentures, 6.750% due 2/15/05            1,155,638
 2,500,000 AA        Chevron Corp., Notes, 6.625% due 10/1/04                        2,676,482
 1,920,000 BBB+      Conoco Inc., Sr. Notes, 5.900% due 4/15/04                      2,000,490
   500,000 BBB       Occidental Petroleum Co., Sr. Notes, 6.750% due 11/15/02          506,090
----------------------------------------------------------------------------------------------
                                                                                     8,338,700
----------------------------------------------------------------------------------------------
Entertainment and Leisure -- 0.2%
   350,000 A         Carnival Corp., Notes, 6.150% due 10/1/03                         358,784
----------------------------------------------------------------------------------------------
Financial Services -- 31.3%
 1,000,000 A+        Boeing Capital Corp., Sr. Notes, 5.750% due 2/15/07             1,038,732
10,000,000 Aaa*      Fannie Mae, Notes, 3.625% due 4/15/04                          10,127,860
                     Federal Home Loan Bank:
17,000,000 Aaa*        Bonds, Series V2-9003, 3.125% due 11/14/03                   17,135,915
 2,000,000 AAA         Global Bonds, Series 288, 4.125% due 1/14/05                  2,034,224
 2,000,000 A3*       Ford Motor Credit Co., Notes, 7.600% due 8/1/05                 2,101,228
 2,000,000 Aaa*      Freddie Mac Corp., Notes, 5.250% due 1/15/06                    2,086,966
 2,000,000 AAA       General Electric Capital Corp., Notes, 7.500% due 5/15/05       2,192,798
 2,000,000 A2*       General Motors Acceptance Corp., Medium-Term Notes,
                      5.800% due 3/12/03                                             2,043,310
 2,500,000 A+        Goldman, Sachs Group, L.P., Notes, 6.250% due 2/1/03 (b)        2,561,650
 1,500,000 AA-       International Lease Finance Corp., Notes, 4.750% due 6/2/03     1,528,278
 2,085,000 A+        J.P. Morgan Chase & Co., Sub. Notes, 6.250% due 12/15/05        2,197,940
 2,000,000 AAA       Landwirtschaftliche Rentenbank, Notes, 4.875% due 3/12/07       2,028,742
 2,000,000 AA-       Morgan Stanley, Notes, 7.750% due 6/15/05                       2,196,272
 1,165,000 A-        Sears Roebuck Acceptance Corp., Notes, 6.900% due 8/1/03        1,212,558
 2,000,000 A+        Verizon Global Funding Corp., Notes, 6.750% due 12/1/05         2,074,782
----------------------------------------------------------------------------------------------
                                                                                    52,561,255
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     8 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE
--------------------------------------------------------------------------------------------
Medical - Drugs -- 5.3%
$2,000,000 AA        Abbott Laboratories, Notes, 5.125% due 7/1/04              $  2,068,704
 2,000,000 AAA       Merck & Co., Notes, 5.250% due 7/1/06                         2,054,658
 2,000,000 AAA       Pfizer Inc., Notes, 5.625% due 2/1/06                         2,110,728
 1,605,000 A         Wyeth, Notes, 5.875% due 3/15/04                              1,670,396
 1,000,000 AA+       Zeneca Wilmington, Notes, 6.300% due 6/15/03                  1,034,587
--------------------------------------------------------------------------------------------
                                                                                   8,939,073
--------------------------------------------------------------------------------------------
Pollution Control/Waste Management -- 1.0%
 1,600,000 BBB       Waste Management Inc., Notes, 7.700% due 10/1/02              1,615,307
--------------------------------------------------------------------------------------------
Rail/Trucking/Overnight Delivery -- 3.1%
 1,000,000 BBB       CSX Corp., Debentures, 7.250% due 5/1/04                      1,063,264
 1,500,000 A3*       DaimlerChrysler North America Holdings Corp.,
                      Guaranteed Notes, 7.750% due 5/27/03                         1,555,892
 1,000,000 Baa1*     Norfolk Southern Corp., Notes, 7.400% due 9/15/06             1,073,011
 1,500,000 BBB       Union Pacific Resources Group Inc., Notes,
                      6.340% due 11/25/03                                          1,560,846
--------------------------------------------------------------------------------------------
                                                                                   5,253,013
--------------------------------------------------------------------------------------------
Retail -- 8.1%
 2,500,000 A         Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05         2,714,842
 2,500,000 AA        Home Depot Inc., Sr. Notes, 6.500% due 9/15/04                2,669,538
 1,000,000 A         Lowe's Cos., Inc., Notes, 7.500% due 12/15/05                 1,094,072
   500,000 A+        McDonald's Corp., Notes, 5.375% due 4/30/07                     518,329
 2,000,000 BBB       Safeway Inc., Notes, 7.000% due 9/15/02                       2,017,494
 2,000,000 AA-       Sysco Corp., Notes, 4.750% due 7/30/05                        2,053,784
 2,500,000 AA        Wal Mart Stores, Inc., Sr. Notes, 4.375% due 8/1/03           2,554,470
--------------------------------------------------------------------------------------------
                                                                                  13,622,529
--------------------------------------------------------------------------------------------
Telecommunications -- 1.4%
   500,000 BBB       AT&T Wireless Services Inc., Sr. Notes, 6.875% due 4/18/05      445,326
 2,000,000 A+        Cingular Wireless LLC, Notes, 5.625% due 12/15/06             1,923,172
--------------------------------------------------------------------------------------------
                                                                                   2,368,498
--------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $135,455,825)                                      138,069,521
--------------------------------------------------------------------------------------------
FOREIGN BONDS -- 1.3%
Canada -- 1.3%
 2,000,000 AA-       Province of New Brunswick, Debentures,
                      7.625% due 6/29/04 (Cost -- $2,145,342)                      2,168,970
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     9 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002

  FACE
 AMOUNT                           SECURITY                                          VALUE
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.1%
$5,109,000   J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at maturity --
              $5,109,766; (Fully collateralized by U.S. Treasury Bonds,
              7.250% to 13.875% due 5/15/09 to 2/15/20; Market value --
              $5,211,207) (Cost -- $5,109,000)                                   $  5,109,000
---------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $163,751,177**)                                            $167,672,172
---------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See page 11 for definitions of ratings.


                      See Notes to Financial Statements.


     10 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
       "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
       Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


     11 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)      JUNE 30, 2002


   ASSETS:
     Investments, at value (Cost -- $163,751,177)              $167,672,172
     Cash                                                               896
     Interest receivable                                          2,084,202
     Receivable for Fund shares sold                              1,527,795
   ------------------------------------------------------------------------
     Total Assets                                               171,285,065
   ------------------------------------------------------------------------
   LIABILITIES:
     Dividends payable                                              245,839
     Payable for Fund shares purchased                               67,149
     Management fee payable                                          60,155
     Distribution fees payable                                        8,326
     Accrued expenses                                                15,830
   ------------------------------------------------------------------------
     Total Liabilities                                              397,299
   ------------------------------------------------------------------------
   Total Net Assets                                            $170,887,766
   ------------------------------------------------------------------------
   NET ASSETS:
     Par value of capital shares                               $    408,026
     Capital paid in excess of par value                        174,594,369
     Undistributed net investment income                             11,390
     Accumulated net realized loss from security transactions    (8,047,014)
     Net unrealized appreciation of investments                   3,920,995
   ------------------------------------------------------------------------
   Total Net Assets                                            $170,887,766
   ------------------------------------------------------------------------
   Shares Outstanding:
     Class A                                                     15,240,313
   -------------------------------------------------------
     Class Y                                                     25,562,296
   -------------------------------------------------------
   Net Asset Value:
     Class A (and redemption price)                                   $4.19
   -------------------------------------------------------
     Class Y (and redemption price)                                   $4.19
   ------------------------------------------------------------------------


                      See Notes to Financial Statements.


     12 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
  Interest                                                                     $ 3,546,626
------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                          336,524
  Distribution fees (Note 2)                                                       102,123
  Shareholder and system servicing fees                                             24,866
  Registration fees                                                                 15,102
  Shareholder communications                                                        14,498
  Audit and legal                                                                   12,394
  Custody                                                                            3,846
  Directors' fees                                                                      364
  Other                                                                              5,579
------------------------------------------------------------------------------------------
  Total Expenses                                                                   515,296
------------------------------------------------------------------------------------------
Net Investment Income                                                            3,031,330
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          39,004,931
   Cost of securities sold                                                      39,060,926
------------------------------------------------------------------------------------------
  Net Realized Loss                                                                (55,995)
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of period                                                           3,190,433
   End of period                                                                 3,920,995
------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                          730,562
------------------------------------------------------------------------------------------
Net Gain on Investments                                                            674,567
------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 3,705,897
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     13 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                        2002          2001
 ------------------------------------------------------------------------------
 OPERATIONS:
   Net investment income                            $  3,031,330  $  5,292,152
   Net realized gain (loss)                              (55,995)      570,174
   Increase in net unrealized appreciation               730,562     2,083,105
 ------------------------------------------------------------------------------
   Increase in Net Assets From Operations              3,705,897     7,945,431
 ------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              (3,031,330)   (5,292,402)
 ------------------------------------------------------------------------------
   Decrease in Net Assets From
    Distributions to Shareholders                     (3,031,330)   (5,292,402)
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                   69,542,395    43,091,162
   Net asset value of shares issued
    for reinvestment of dividends                        888,702     1,969,991
   Cost of shares reacquired                         (24,144,763)  (21,208,746)
 ------------------------------------------------------------------------------
   Increase in Net Assets
    From Fund Share Transactions                      46,286,334    23,852,407
 ------------------------------------------------------------------------------
 Increase in Net Assets                               46,960,901    26,505,436
 NET ASSETS:
   Beginning of period                               123,926,865    97,421,429
 ------------------------------------------------------------------------------
   End of period*                                   $170,887,766  $123,926,865
 ------------------------------------------------------------------------------
 * Includes undistributed net investment income of:      $11,390       $11,390
 ------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     14 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Short-Term High Grade Bond Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and two other separate investment portfolios: Large Cap Value Fund and U.S. Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


     15 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. As compensation for its services, the Portfolio pays SBFM a management fee calculated at an annual rate of 0.45% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended June 30, 2002, the Portfolio paid transfer agent fees of $15,918 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee and a service fee with respect to Class A shares calculated at the annual rate of 0.10% and 0.25% of its average daily net assets, respectively to SSB.

All officers and two Directors of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                            $94,262,064
--------------------------------------------------------------------------------
Sales                                                                 39,004,931
--------------------------------------------------------------------------------


     16 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

At June 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                        $4,096,660
Gross unrealized depreciation                                          (175,665)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $3,920,995
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

During the six months ended June 30, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Capital Loss Carryforward

At December 31, 2001, the Portfolio had for Federal income tax purposes approximately $7,988,000 of capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


     17 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                        2002       2003      2004      2007      2008
-----------------------------------------------------------------------
Carryforward Amounts $3,288,000 $1,124,000 $971,000 $1,804,000 $801,000
-----------------------------------------------------------------------

7. Capital Shares

At June 30, 2002, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share.The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                  Six Months Ended             Year Ended
                                    June 30, 2002           December 31, 2001
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    7,809,853  $ 32,499,206   4,855,449  $ 20,169,036
Shares issued on reinvestment    213,191       887,830     476,003     1,969,987
Shares reacquired             (5,060,915)  (21,019,652) (3,880,510)  (16,077,914)
---------------------------------------------------------------------------------
Net Increase                   2,962,129  $ 12,367,384   1,450,942  $  6,061,109
---------------------------------------------------------------------------------
Class Y
Shares sold                    8,900,666  $ 37,043,189   5,506,100  $ 22,922,126
Shares issued on reinvestment        209           872           1             4
Shares reacquired               (751,438)   (3,125,111) (1,240,846)   (5,130,832)
---------------------------------------------------------------------------------
Net Increase                   8,149,437  $ 33,918,950   4,265,255  $ 17,791,298
---------------------------------------------------------------------------------


     18 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                             2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/    1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 4.17      $ 4.06    $ 3.97    $ 4.13    $ 4.09   $ 4.05
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.08        0.20      0.20      0.19      0.20     0.22
  Net realized and unrealized gain (loss)      0.02        0.11      0.10     (0.16)     0.04     0.04
-------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.10        0.31      0.30      0.03      0.24     0.26
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.08)      (0.20)    (0.21)    (0.19)    (0.20)   (0.22)
-------------------------------------------------------------------------------------------------------
Total Distributions                           (0.08)      (0.20)    (0.21)    (0.19)    (0.20)   (0.22)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 4.19      $ 4.17    $ 4.06    $ 3.97    $ 4.13   $ 4.09
-------------------------------------------------------------------------------------------------------
Total Return                                   2.38%++     7.76%     7.67%     0.76%     6.07%    6.73%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)            $64         $51       $44       $53       $69      $71
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.97%+      0.99%     1.01%     1.01%     1.04%    0.95%
  Net investment income                        3.77+       4.75      5.16      4.70      4.94     5.53
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          28%         54%       91%       88%      150%     145%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.


     19 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                             2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/    1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 4.17      $ 4.06    $ 3.97    $ 4.13    $ 4.09   $ 4.05
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.09        0.22      0.23      0.21      0.22     0.24
  Net realized and unrealized gain (loss)      0.02        0.11      0.08     (0.16)     0.04     0.04
-------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.11        0.33      0.31      0.05      0.26     0.28
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.09)      (0.22)    (0.22)    (0.21)    (0.22)   (0.24)
-------------------------------------------------------------------------------------------------------
Total Distributions                           (0.09)      (0.22)    (0.22)    (0.21)    (0.22)   (0.24)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 4.19      $ 4.17    $ 4.06    $ 3.97    $ 4.13   $ 4.09
-------------------------------------------------------------------------------------------------------
Total Return                                   2.61%++     8.25%     8.18%     1.26%     6.56%    7.20%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $107         $73       $53       $51       $45      $30
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.51%+      0.53%     0.54%     0.53%     0.56%    0.50%
  Net investment income                        4.22+       5.17      5.65      5.19      5.42     6.00
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          28%         54%       91%       88%      150%     145%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

     20 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SMITH BARNEY
  FUNDS, INC.


DIRECTORS                  INVESTMENT MANAGER
Lee Abraham                Smith Barney Fund
Allan J. Bloostein          Management LLC
Jane F. Dasher
Donald R. Foley            DISTRIBUTOR
R. Jay Gerken              Salomon Smith Barney Inc.
Richard E. Hanson, Jr.
Paul Hardin                CUSTODIAN
Heath B. McLendon,         State Street Bank
 Chairman                   and Trust Company
Roderick C. Rasmussen
John P. Toolan             TRANSFER AGENT
                           Travelers Bank & Trust, fsb.
Joseph H. Fleiss, Emeritus 125 Broad Street, 11th Floor
                           New York, New York 10004
OFFICERS
Heath B. McLendon          SUB-TRANSFER AGENT
President and              PFPC Global Fund Services
Chief Executive Officer    P.O. Box 9699
                           Providence, Rhode Island
R. Jay Gerken              02940-9699
Executive Vice President

Lewis E. Daidone
Senior Vice President
and Chief Administrative
Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney Funds, Inc.





  This report is submitted for general information of the shareholders of Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY FUNDS, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
   New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.
 FD0632 8/02                                                            02-3592

                                 SMITH BARNEY
                                  FUNDS, INC.
                                U.S. GOVERNMENT
                                SECURITIES FUND

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2002


                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO]

HEATH B. MCLENDON
Chairman

Dear Shareholder,
Enclosed herein is the semi-annual report for the Smith Barney Funds, Inc. -- U.S. Government Securities Fund ("Portfolio") for the period ended June 30, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended June 30, 2002, the Portfolio's Class A shares returned 3.89%, excluding sales charges. In comparison, the Lehman Brothers Mortgage-Backed Securities Index ("Lehman MBS Index")/1/ returned 4.51% for the same period./2/

Investment Strategy
The Portfolio seeks high current income, liquidity and security of principal. Under normal market conditions the Portfolio will invest at least 80% of net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and in related repurchase and reverse repurchase agreements. The securities in which the Portfolio invests consist primarily of mortgage-related securities and U.S. Treasury notes and bonds. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

Market Overview
The U.S. Federal Reserve Board ("Fed") reduced short-term interest rates to a 40-year low of 1.75% at the end of the prior reporting period (December 2001). Encouraged by evidence that the economy was recovering, the Fed has kept the federal funds steady since then. While short rates remained the same, the yields on longer maturities rose as reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring. Prices of U.S. Treasury

--------
1The Lehman MBS Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Fannie Mae and Freddie Mac. Please note that an investor cannot invest directly in an index.
2Past performance is not indicative of future results.


     1 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders securities were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been sensitive to a potential increase in interest rates. This is typically the case after a long easing cycle.

However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. As if heightened economic and accounting uncertainties were not enough to pressure equity prices downward, global political development, including escalation of tensions between India and Pakistan and between Israelis and the Palestinians created yet more market uncertainty. Unnerved by this insecurity, many investors sought out the relative safety of the U.S. Treasury market and after the earlier weakness, prices began to rebound. The mortgage market continued to perform well during the period in spite of high prepayments.

Market and Portfolio Outlook
Although the stock market has continued to fluctuate, recent economic data has been generally positive, indicating that the economy is improving. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to a return to growth during the first calendar quarter. We believe that the economy will continue to grow in the second half 2002 but at a moderate pace. Consumer spending should remain solid, while improving corporate profits and economic activity should help business investment recover moderately later in the year. We expect inflation will continue to remain low. This economic scenario should create a positive environment for fixed-income investors.

Subsequent to the end of the reporting period, the Portfolio's management team changed. Going forward, Mark Lindbloom and Francis Mustaro will co-manage the Portfolio.



     2 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Funds, Inc. -- U.S. Government Securities Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

July 12, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to page 8 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of June 30, 2002 and is subject to change.



     3 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)+/
---------------------------------------------------------------------------------
6/30/02                 $13.21    $13.40     $0.32       $0.00          3.89%++
---------------------------------------------------------------------------------
12/31/01                 13.09     13.21      0.79        0.00          7.09
---------------------------------------------------------------------------------
12/31/00                 12.67     13.09      0.80        0.00          9.93
---------------------------------------------------------------------------------
12/31/99                 13.41     12.67      0.71        0.00         (0.24)
---------------------------------------------------------------------------------
12/31/98                 13.61     13.41      0.72        0.27          6.04
---------------------------------------------------------------------------------
12/31/97                 13.24     13.61      0.86        0.00          9.67
---------------------------------------------------------------------------------
12/31/96                 13.59     13.24      0.86        0.00          3.97
---------------------------------------------------------------------------------
12/31/95                 12.50     13.59      0.92        0.00         16.52
---------------------------------------------------------------------------------
12/31/94                 13.66     12.50      0.91        0.05         (1.48)
---------------------------------------------------------------------------------
12/31/93                 13.87     13.66      0.98        0.11          6.40
---------------------------------------------------------------------------------
12/31/92                 14.10     13.87      1.08        0.08          6.85
-------------------------------------------------------------------------------
Total                                        $8.95       $0.51
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------
6/30/02                $13.23    $13.42     $0.29       $0.00          3.63%++
--------------------------------------------------------------------------------
12/31/01                13.11     13.23      0.72        0.00          6.55
--------------------------------------------------------------------------------
12/31/00                12.69     13.11      0.73        0.00          9.36
--------------------------------------------------------------------------------
12/31/99                13.42     12.69      0.64        0.00         (0.66)
--------------------------------------------------------------------------------
12/31/98                13.63     13.42      0.66        0.27          5.47
--------------------------------------------------------------------------------
12/31/97                13.26     13.63      0.80        0.00          9.12
--------------------------------------------------------------------------------
12/31/96                13.61     13.26      0.79        0.00          3.44
--------------------------------------------------------------------------------
12/31/95                12.51     13.61      0.86        0.00         16.03
--------------------------------------------------------------------------------
Inception* - 12/31/94   12.47     12.51      0.21        0.00          2.04++
-------------------------------------------------------------------------------
Total                                       $5.70       $0.27
-------------------------------------------------------------------------------


     4 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------
6/30/02                $13.22    $13.40     $0.29       $0.00          3.55%++
--------------------------------------------------------------------------------
12/31/01                13.10     13.22      0.72        0.00          6.56
--------------------------------------------------------------------------------
12/31/00                12.67     13.10      0.73        0.00          9.45
--------------------------------------------------------------------------------
12/31/99                13.40     12.67      0.64        0.00         (0.67)
--------------------------------------------------------------------------------
12/31/98                13.60     13.40      0.66        0.27          5.53
--------------------------------------------------------------------------------
12/31/97                13.23     13.60      0.80        0.00          9.18
--------------------------------------------------------------------------------
12/31/96                13.58     13.23      0.80        0.00          3.49
--------------------------------------------------------------------------------
12/31/95                12.50     13.58      0.87        0.00         15.93
--------------------------------------------------------------------------------
12/31/94                13.66     12.50      0.83        0.04         (2.11)
--------------------------------------------------------------------------------
12/31/93                13.86     13.66      0.88        0.11          5.74
--------------------------------------------------------------------------------
Inception* - 12/31/92   14.01     13.86      0.30        0.00          1.07++
--------------------------------------------------------------------------------
Total                                       $7.52       $0.42
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain      Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------
6/30/02                $13.22    $13.41     $0.34       $0.00          4.03%++
--------------------------------------------------------------------------------
12/31/01                13.10     13.22      0.83        0.00          7.41
--------------------------------------------------------------------------------
12/31/00                12.68     13.10      0.84        0.00         10.29
--------------------------------------------------------------------------------
12/31/99                13.42     12.68      0.75        0.00          0.08
--------------------------------------------------------------------------------
12/31/98                13.64     13.42      0.78        0.27          6.29
--------------------------------------------------------------------------------
12/31/97                13.27     13.64      0.90        0.00         10.00
--------------------------------------------------------------------------------
12/31/96                13.61     13.27      0.89        0.00          4.30
--------------------------------------------------------------------------------
12/31/95                12.51     13.61      0.96        0.00         16.88
--------------------------------------------------------------------------------
12/31/94                13.67     12.51      0.91        0.04         (1.53)
--------------------------------------------------------------------------------
Inception* - 12/31/93   13.97     13.67      0.95        0.11          5.55++
-------------------------------------------------------------------------------
Total                                       $8.15       $0.42
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


     5 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                             Without Sales Charges/(1)/
                                          ---------------------------------
                                          Class A  Class B  Class L Class Y
---------------------------------------------------------------------------
Six Months Ended 6/30/02++                  3.89%    3.63%   3.55%   4.03%
---------------------------------------------------------------------------
Year Ended 6/30/02                          8.34     7.79    7.72    8.62
---------------------------------------------------------------------------
Five Years Ended 6/30/02                    6.55     6.02    6.04    6.87
---------------------------------------------------------------------------
Ten Years Ended 6/30/02                     6.49      N/A     N/A     N/A
---------------------------------------------------------------------------
Inception* through 6/30/02                  8.64     7.11    5.92    6.58
--------------------------------------------------------------------------

                                               With Sales Charges/(2)/
                                          ---------------------------------
                                          Class A  Class B  Class L Class Y
---------------------------------------------------------------------------
Six Months Ended 6/30/02++                 (0.77)%  (0.87)%  1.56%   4.03%
---------------------------------------------------------------------------
Year Ended 6/30/02                          3.49     3.29    5.66    8.62
---------------------------------------------------------------------------
Five Years Ended 6/30/02                    5.58     5.86    5.83    6.87
---------------------------------------------------------------------------
Ten Years Ended 6/30/02                     6.00      N/A     N/A     N/A
---------------------------------------------------------------------------
Inception* through 6/30/02                  8.36     7.11    5.81    6.58
--------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (6/30/92 through 6/30/02)              87.46%
        ---------------------------------------------------------------
        Class B (Inception* through 6/30/02)           69.07
        ---------------------------------------------------------------
        Class L (Inception* through 6/30/02)           73.51
        ---------------------------------------------------------------
        Class Y (Inception* through 6/30/02)           82.73
        --------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


     6 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



              Growth of $10,000 Invested in Class A Shares of the
                      U.S. Government Securities Fund vs.
               Lehman Brothers Mortgage-Backed Securities Index+
--------------------------------------------------------------------------------

                            June 1992 -- June 2002


                    [CHART]

        U.S. Government    Lehman Brothers
        Securities Fund       MBS Index
        ---------------    ---------------
 6/92       $ 9,553           $10,000
12/92         9,937            10,372
12/93        10,573            11,082
12/94        10,416            10,903
12/95        12,137            12,736
12/96        12,619            13,417
12/97        13,840            14,691
12/98        14,675            15,705
12/99        14,641            15,997
12/00        16,095            17,783
12/01        17,237            19,245
 6/02        17,908            20,113


+Hypothetical illustration of $10,000 invested in Class A shares on June 30, 1992, assuming deduction of the maximum 4.50% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through June 30, 2002. The Lehman Brothers Mortgage-Backed Securities ("MBS") Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. obligations. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     7 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                  JUNE 30, 2002

   FACE
  AMOUNT                                SECURITY                                VALUE
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.5%
            U.S. Treasury Bonds:
$ 6,000,000   5.875% due 11/15/04                                            $  6,378,756
  7,000,000   4.375% due 5/15/07                                                7,098,441
-----------------------------------------------------------------------------------------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost -- $13,623,337)                                              13,477,197
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 75.9%
  6,000,000 Federal Home Loan Bank, Bonds, 3.375% due 5/14/05                   6,028,980
            Federal Home Loan Mortgage Corporation (FHLMC):
  6,627,449   Gold, 7.000% due 2/1/16+                                          6,969,500
 11,355,934   Gold, 6.500% due 6/1/16                                          11,790,966
 17,162,756   Gold, 6.000% due 3/1/17                                          17,539,264
 15,000,673   Gold, 6.000% due 3/15/31+                                        14,963,172
 25,500,000   Gold, 6.500% due 4/15/31++                                       26,010,000
 11,573,778   Gold, 6.500% due 1/1/32+                                         11,827,955
  6,000,000   Notes, 5.000% due 11/15/04                                        6,230,586
            Federal National Mortgage Association (FNMA):
  5,184,049   5.500% due 12/1/16+                                               5,197,640
  3,486,006   6.000% due 5/1/17                                                 3,560,737
 20,000,000   6.500% due 7/1/31++                                              20,387,400
 21,500,000   7.000% due 7/1/31++                                              22,265,830
 18,646,931   7.500% due 2/1/32+                                               19,594,783
 13,786,036   7.000% due 4/1/32+                                               14,297,390
    652,524   6.500% due 5/1/32+                                                  666,409
 30,597,654   6.000% due 7/1/32+                                               30,568,029
  9,500,000   6.000% due 7/1/32++                                               9,473,210
            Government National Mortgage Association (GNMA) Certificates:
 21,857,607   7.000% due 11/15/31+                                             22,750,235
 33,388,483   6.500% due 2/15/32+                                              34,144,841
  9,139,916   7.500% due 2/15/32+                                               9,656,293
-----------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $289,834,718)                                            293,923,220
-----------------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $303,458,055)                                            307,400,417
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 20.6%
 71,335,000 J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
             maturity -- $71,345,700; (Fully collateralized by U.S. Treasury
             Bonds, 8.500% to 13.875% due 5/15/09 to 2/15/20;
             Market value -- $72,762,090)                                      71,335,000
  8,447,000 Morgan Stanley, 1.860% due 7/1/02; Proceeds at
             maturity -- $8,448,309; (Fully collateralized by U.S. Treasury
             Inflation-Indexed Notes and Strips, 3.875% to 11.250%
             due 1/15/09 to 5/15/21; Market value -- $8,687,361)                8,447,000
-----------------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $79,782,000)                                              79,782,000
-----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $383,240,055*)                                          $387,182,417
-----------------------------------------------------------------------------------------

 + Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
 ++ Security is issued on a "to-be-announced" basis (See Note 6).
 *  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



     8 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)    JUNE 30, 2002



ASSETS:
  Investments, at value (Cost -- $303,458,055)                       $307,400,417
  Repurchase agreements, at value (Cost -- $79,782,000)                79,782,000
  Cash                                                                      1,446
  Receivable for securities sold                                       40,588,110
  Interest receivable                                                   1,533,726
  Receivable for Fund shares sold                                       1,464,820
  Prepaid expenses                                                            331
---------------------------------------------------------------------------------
  Total Assets                                                        430,770,850
---------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    118,354,997
  Payable for Fund shares purchased                                       759,800
  Dividends payable                                                       341,519
  Management fee payable                                                  156,484
  Distribution fees payable                                                61,063
---------------------------------------------------------------------------------
  Total Liabilities                                                   119,673,863
---------------------------------------------------------------------------------
Total Net Assets                                                     $311,096,987
---------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $    232,139
  Capital paid in excess of par value                                 311,669,863
  Overdistributed net investment income                                (1,517,904)
  Accumulated net realized loss from security transactions             (3,229,473)
  Net unrealized appreciation of investments                            3,942,362
---------------------------------------------------------------------------------
Total Net Assets                                                     $311,096,987
---------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              16,032,054
-------------------------------------------------------
  Class B                                                               4,031,718
-------------------------------------------------------
  Class L                                                               2,960,726
-------------------------------------------------------
  Class Y                                                                 189,384
-------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $13.40
-------------------------------------------------------
  Class B *                                                                $13.42
-------------------------------------------------------
  Class L **                                                               $13.40
-------------------------------------------------------
  Class Y (and redemption price)                                           $13.41
-------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)        $14.03
-------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)        $13.54
---------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



     9 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
  Interest                                                                     $  7,283,685
------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                           706,899
  Distribution fees (Note 2)                                                        571,230
  Shareholder and system servicing fees                                              87,894
  Registration fees                                                                  25,018
  Shareholder communications                                                         11,583
  Audit and legal                                                                    11,044
  Custody                                                                             9,787
  Directors' fees                                                                     6,561
  Other                                                                               5,540
------------------------------------------------------------------------------------------
  Total Expenses                                                                  1,435,556
------------------------------------------------------------------------------------------
Net Investment Income                                                             5,848,129
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          572,043,734
   Cost of securities sold                                                      570,322,583
------------------------------------------------------------------------------------------
  Net Realized Gain                                                               1,721,151
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of period                                                              151,377
   End of period                                                                  3,942,362
------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                         3,790,985
------------------------------------------------------------------------------------------
Net Gain on Investments                                                           5,512,136
------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 11,360,265
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    10 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                      2002           2001
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  5,848,129  $  13,165,572
  Net realized gain                                                  1,721,151      9,695,426
  Increase (decrease) in net unrealized appreciation                 3,790,985     (5,383,317)
---------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            11,360,265     17,477,681
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (7,127,190)   (15,425,718)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders         (7,127,190)   (15,425,718)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                  60,360,690    374,607,034
  Net asset value of shares issued for reinvestment of dividends     5,028,741     10,361,813
  Cost of shares reacquired                                        (58,981,029)  (343,873,324)
---------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                6,408,402     41,095,523
---------------------------------------------------------------------------------------------
Increase in Net Assets                                              10,641,477     43,147,486
NET ASSETS:
  Beginning of period                                              300,455,510    257,308,024
---------------------------------------------------------------------------------------------
  End of period*                                                  $311,096,987  $ 300,455,510
---------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:               $(1,517,904)     $(238,843)
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    11 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The U.S. Government Securities Fund ("Portfolio"), is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and two other separate investment portfolios: Large Cap Value Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, overdistributed net investment income of $488,875 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide


    12 Smith Barney Funds, Inc. | 2002 Semi-Annual Report to Shareholders requires the Portfolio to amortize premium and all discounts on all fixed-income securities. The Portfolio adopted the requirement effective January 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended June 30, 2002, interest income decreased by $380,930, net realized gains increased by $496,994 and the change in net unrealized appreciation of investments decreased by $116,064.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager for the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of the first $200 million of the average daily net assets, and 0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the six months ended June 30, 2002, the Portfolio paid transfer agent fees of $70,281 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


    13 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For the six months ended June 30, 2002, SSB received sales charges of approximately $141,000 and $53,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $14,000, $67,000 and $6,000 for Class A, B and L shares, respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class to SSB. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively to SSB. For the six months ended June 30, 2002, total Distribution Plan fees were as follows:

                                                       Class A  Class B  Class L
---------------------------------------------------------------------------------
Distribution Plan Fees                                 $275,241 $177,799 $118,190
---------------------------------------------------------------------------------

All officers and two Directors of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                          $600,200,993
-------------------------------------------------------------------------------
Sales                                                               572,043,734
-------------------------------------------------------------------------------

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                      $4,136,772
Gross unrealized depreciation                                        (194,410)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $3,942,362
------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price.The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


    14 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities.The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreement.

During the six months ended June 30, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities, particularly GNMAs, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At June 30, 2002, the Portfolio held TBA securities with a total cost of $92,697,469.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.


    15 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2002, the Portfolio did not hold any futures contracts.

8. Capital Shares

At June 30, 2002, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                  Six Months Ended              Year Ended
                                    June 30, 2002            December 31, 2001
                              ------------------------  --------------------------
                                Shares       Amount        Shares        Amount
-----------------------------------------------------------------------------------
Class A
Shares sold                    2,514,161  $ 33,462,487   24,084,951  $ 317,565,666
Shares issued on reinvestment    274,570     3,645,769      623,152      8,226,346
Shares reacquired             (3,570,712)  (47,509,294) (25,062,094)  (330,421,695)
-----------------------------------------------------------------------------------
Net Decrease                    (781,981) $(10,401,038)    (353,991) $  (4,629,683)
-----------------------------------------------------------------------------------
Class B
Shares sold                      964,145  $ 12,866,035    2,686,659  $  35,756,001
Shares issued on reinvestment     60,104       799,555       88,154      1,167,864
Shares reacquired               (386,536)   (5,142,726)    (532,235)    (7,074,341)
-----------------------------------------------------------------------------------
Net Increase                     637,713  $  8,522,864    2,242,578  $  29,849,524
-----------------------------------------------------------------------------------
Class L
Shares sold                    1,053,371  $ 14,032,168    1,604,212  $  21,285,367
Shares issued on reinvestment     42,330       562,678       69,475        918,875
Shares reacquired               (476,874)   (6,329,009)    (477,678)    (6,345,288)
-----------------------------------------------------------------------------------
Net Increase                     618,827  $  8,265,837    1,196,009  $  15,858,954
-----------------------------------------------------------------------------------
Class Y
Shares sold                           --  $         --           --  $          --
Shares issued on reinvestment      1,561        20,739        3,690         48,728
Shares reacquired                     --            --       (2,421)       (32,000)
-----------------------------------------------------------------------------------
Net Increase                       1,561  $     20,739        1,269  $      16,728
-----------------------------------------------------------------------------------

9. Capital Loss Carryforward

At December 31, 2001, the Portfolio had, for Federal income tax purposes approximately $4,722,400 of capital loss carryforwards available to offset future capital gains expiring December 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


    16 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                  2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/   1997
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $13.21      $13.09    $12.67    $13.41    $13.61   $13.24
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                        0.26        0.67      0.78      0.75      0.71     0.85
  Net realized and unrealized gain (loss)/(3)/      0.25        0.24      0.44     (0.78)     0.08     0.38
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.51        0.91      1.22     (0.03)     0.79     1.23
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.32)      (0.79)    (0.80)    (0.71)    (0.72)   (0.86)
  Net realized gains                                  --          --        --        --     (0.27)   (0.00)*
  Capital                                             --          --        --        --     (0.00)*     --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.32)      (0.79)    (0.80)    (0.71)    (0.99)   (0.86)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $13.40      $13.21    $13.09    $12.67    $13.41   $13.61
-------------------------------------------------------------------------------------------------------------
Total Return                                        3.89%++     7.09%     9.93%    (0.24)%    6.04%    9.67%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                $215        $222      $225      $203      $251     $272
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(3)/                        4.00%+      5.04%     6.19%     5.82%     5.22%    6.37%
  Interest expense                                    --          --        --        --      0.05     0.16
  Operating expenses                                0.80+       0.85      0.85      0.83      0.81     0.80
  Total expenses                                    0.80+       0.85      0.85      0.83      0.86     0.96
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              191%        284%      214%      193%      268%     130%
---------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.28, $0.23 and 4.25% for net investment income, net realized and unrealized gain and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    17 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                         2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/      1997
-----------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                    $13.23       $13.11    $12.69    $13.42    $13.63    $13.26
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/              0.23         0.58      0.72      0.70      0.64      0.79
  Net realized and unrealized
   gain (loss)/(3)/                       0.25         0.26      0.43     (0.79)     0.08      0.38
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       0.48         0.84      1.15     (0.09)     0.72      1.17
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.29)       (0.72)    (0.73)    (0.64)    (0.66)    (0.80)
  Net realized gains                        --           --        --        --     (0.27)    (0.00)*
  Capital                                   --           --        --        --     (0.00)*      --
-----------------------------------------------------------------------------------------------------
Total Distributions                      (0.29)       (0.72)    (0.73)    (0.64)    (0.93)    (0.80)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $13.42       $13.23    $13.11    $12.69    $13.42    $13.63
-----------------------------------------------------------------------------------------------------
Total Return                              3.63%++      6.55%     9.36%    (0.66)%    5.47%     9.12%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $54,089      $44,901   $15,096   $13,558   $14,861   $12,238
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(3)/              3.46%+       4.32%     5.69%     5.34%     4.69%     5.85%
  Interest expense                          --           --        --        --      0.05      0.16
  Operating expenses                      1.32+        1.34      1.37      1.33      1.31      1.31
  Total expenses                          1.32+        1.34      1.37      1.33      1.36      1.47
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    191%         284%      214%      193%      268%      130%
--------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.25, $0.23 and 3.71% for net investment income, net realized and unrealized gain and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    18 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                        2002(1)(2) 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(3)/      1997
-----------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                   $13.22     $13.10    $12.67    $13.40      $13.60     $13.23
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/             0.22       0.59      0.72      0.70        0.65       0.77
  Net realized and unrealized
   gain (loss)/(4)/                      0.25       0.25      0.44     (0.79)       0.08       0.40
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.47       0.84      1.16     (0.09)       0.73       1.17
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.29 )    (0.72 )    (0.73)    (0.64)      (0.66)     (0.80)
  Net realized gains                       --         --        --        --       (0.27)     (0.00)*
  Capital                                  --         --        --        --       (0.00)*       --
-----------------------------------------------------------------------------------------------------
Total Distributions                    (0.29 )    (0.72 )    (0.73)    (0.64)      (0.93)     (0.80)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $13.40     $13.22    $13.10    $12.67      $13.40     $13.60
-----------------------------------------------------------------------------------------------------
Total Return                             3.55%++    6.56%     9.45%    (0.67)%      5.53%      9.18%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $39,683    $30,960   $15,009   $14,308     $15,407    $14,464
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(4)/             3.41%+     4.44%     5.73%     5.38%       4.74%      5.91%
  Interest expense                         --         --        --        --        0.05       0.16
  Operating expenses                     1.36+      1.32      1.32      1.29        1.27       1.27
  Total expenses                         1.36+      1.32      1.32      1.29        1.32       1.43
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   191%       284%      214%      193%        268%       130%
-----------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.24, $0.23 and 3.66% for net investment income, net realized and unrealized gain and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    19 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                                   2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/     1997
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $13.22      $13.10    $12.68    $13.42    $13.64   $13.27
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                         0.28        0.70      0.83      0.79      0.75     0.88
  Net realized and unrealized gain (loss)/(3)/       0.25        0.25      0.43     (0.78)     0.08     0.39
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.53        0.95      1.26      0.01      0.83     1.27
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.34)      (0.83)    (0.84)    (0.75)    (0.78)   (0.90)
  Net realized gains                                   --          --        --        --     (0.27)   (0.00)*
  Capital                                              --          --        --        --     (0.00)*     --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.34)      (0.83)    (0.84)    (0.75)    (1.05)   (0.90)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $13.41      $13.22    $13.10    $12.68    $13.42   $13.64
--------------------------------------------------------------------------------------------------------------
Total Return                                         4.03%++     7.41%    10.29%     0.08%     6.29%   10.00%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $2,539      $2,483    $2,444    $2,472    $3,447   $5,182
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(3)/                         4.32%+      5.29%     6.49%     6.10%     5.52%    6.65%
  Interest expense                                     --          --        --        --      0.05     0.16
  Operating expenses                                 0.49+       0.55      0.56      0.54      0.52     0.51
  Total expenses                                     0.49+       0.55      0.56      0.54      0.57     0.67
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               191%        284%      214%      193%      268%     130%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.30, $0.23 and 4.57% for net investment income, net realized and unrealized gain and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 ++ Annualized.


    20 Smith Barney Funds, Inc.  | 2002 Semi-Annual Report to Shareholders

 SMITH BARNEY
   FUNDS, INC.



            DIRECTORS                  INVESTMENT
            Lee Abraham                MANAGER
            Allan J. Bloostein         Smith Barney Fund
            Jane F. Dasher              Management LLC
            Donald R. Foley
            R. Jay Gerken              DISTRIBUTOR
            Richard E. Hanson, Jr.     Salomon Smith Barney Inc.
            Paul Hardin
            Heath B. McLendon,         CUSTODIAN
             Chairman                  State Street Bank and
            Roderick C. Rasmussen       Trust Company
            John P. Toolan
                                       TRANSFER AGENT
            Joseph H. Fleiss, Emeritus Travelers Bank & Trust, fsb.
                                       125 Broad Street, 11th Floor
            OFFICERS                   New York, New York 10004
            Heath B. McLendon
            President and              SUB-TRANSFER
            Chief Executive Officer    AGENT
                                       PFPC Global Fund Services
            R. Jay Gerken              P.O. Box 9699
            Executive Vice President   Providence, Rhode Island
                                       02940-9699
            Lewis E. Daidone
            Senior Vice President
            and Chief Administrative
            Officer

            Richard L. Peteka
            Chief Financial Officer
            and Treasurer

            Kaprel Ozsolak
            Controller

            Christina T. Sydor
            Secretary

  Smith Barney Funds, Inc.



  This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY FUNDS, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York  10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.
 FD00631 8/02                                                    02-3594